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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                          ____________________________



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                   May 1, 2007


                        Lares Asset Securitization, Inc.
               (Exact name of registrant as specified in charter)



         Delaware                 333-140604                20-5024575
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 (State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)           File Number)         Identification No.)


     101 California Street, 13th Floor, San Francisco, CA 94111
     -----------------------------------------------------------
      (Address of principal executive offices)         (Zip Code)


        Registrant's telephone number, including area code (415) 978-3000
                                                           ---------------


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         (Former name or former address, if changed since last report.)


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Item 6.01   ABS Informational and Computational Material.

ABS informational and computational material for the depositor and/or sponsor consisting of certain loan information is provided on the following exhibit attached to this Form 8-K:

Exhibit Number    Description

99.1 Term Sheets which include information concerning the mortgage loans prepared in connection with the Registrant's Luminent Mortgage Trust 2007-2 Mortgage Pass-Through Certificates, Series 2007-2 (filed by Lares Asset Securitization, Inc. as FWP filed on April 19, 2007 and filed as FWP on April 25, 2007 (SEC File No. 333-140604) and incorporated by reference herein).





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                                  Exhibit Index
                                  -------------



Exhibit Number    Description

99.1 Term Sheets which include information concerning the mortgage loans prepared in connection with the Registrant's Luminent Mortgage Trust 2007-2 Mortgage Pass-Through Certificates, Series 2007-2 (filed by Lares Asset Securitization, Inc. as FWP filed on April 19, 2007 and filed as FWP on April 25, 2007 (SEC File No. 333-140604) and incorporated by reference herein)....................................[Electronic Format]